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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 22, 2000
                Date of Report (Date of earliest event reported)


                        COVAD COMMUNICATIONS GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-25271               77-0461529
(State or Other Jurisdiction of      (Commission    (IRS Employer Identification
        Incorporation)                 File No.)                  No.)


                                4250 Burton Drive
                          Santa Clara, California 95054
          (Address of Principal Executive Offices, Including Zip Code)



                                 (408) 987-1000
              (Registrant's telephone number, including area code)



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Item 5.  Other Items.

     The merger (the "Merger") of Covad Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Covad Communications Group, Inc. (the "Company"), with and into BlueStar Communications Group, Inc., a Delaware corporation ("BlueStar"), was consummated on September 22, 2000. As a result of the Merger, BlueStar, which is the surviving corporation of the Merger, became a wholly-owned subsidiary of the Company on that date. The consummation of the Merger was announced and further described in a press release issued by the Company on September 25, 2000, a copy of which is being filed as Exhibit 99.1 to this Report and is incorporated by reference into this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         The following exhibit is filed with this report:

         Exhibit No.                           Description

            99.1         Press Release of the Company issued September 25, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            COVAD COMMUNICATIONS GROUP, INC.


                                            By: /s/ Dhruv Khanna
                                                -----------------------------
                                                Dhruv Khanna
                                                Executive Vice President,
                                                General Counsel and Secretary

Dated:  October 5, 2000


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                                  EXHIBIT INDEX



Exhibit No.                                    Description

  99.1                   Press Release of the Company issued September 25, 2000.